UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020 (June 16, 2020)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 W. 42nd Street, New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 461-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIT	New York Stock Exchange
5.625% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share	CITPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Completion of Offering of Senior Unsecured Debt

On June 19, 2020, CIT Group Inc. (“CIT”) completed a registered public offering of $500 million aggregate principal amount of senior unsecured fixed-to-floating rate notes due 2024 (the “Notes”). The Notes were priced at par. From June 19, 2020 to, but excluding, June 19, 2023, the Notes will bear interest at a rate of 3.929% per annum, payable semi-annually in arrears on June 19 and December 19 of each year, commencing on December 19, 2020. From and including June 19, 2023 until the maturity date, the Notes will bear interest at a floating rate equal to SOFR plus 382.7 basis points (3.827%), payable quarterly in arrears on September 19, 2023, December 19, 2023, March 19, 2024 and June 19, 2024.

The net proceeds of this offering were approximately $497 million, after deducting commissions, fees and expenses associated with the offering. CIT intends to use the net proceeds from the offering for general corporate purposes.

The Notes were issued pursuant to CIT’s shelf registration statement on Form S-3 (Registration No. 333-221965), as supplemented by the final prospectus supplement filed with the SEC on June 18, 2020.

The Notes are unsecured obligations of CIT and are not guaranteed by any of CIT’s subsidiaries.

The Notes were issued under a base indenture, dated March 15, 2012, as supplemented by a ninth supplemental indenture, dated as of June 19, 2020 (together, the “Indenture”), each between CIT, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent. The Indenture contains certain covenants that, subject to exceptions, limit CIT’s ability to (i) create liens and (ii) merge or consolidate, or sell, transfer, lease or dispose of all or substantially all of its assets.

CIT may redeem the Notes at its option (i) in whole but not in part on June 19, 2023 (the date that is one year prior to the maturity date) or (ii) in whole or in part at any time on or after May 19, 2024 (the date that is one month prior to the maturity date). The redemption price for such Notes will equal 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the date of redemption.

In addition, CIT may at any time and from time to time purchase Notes in open market transactions, tender offers or otherwise. If CIT experiences a Change of Control Triggering Event (as defined in the Indenture), the holders of the Notes may require CIT to repurchase for cash all or a portion of their Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest.

The Indenture (including the Forms of Note included therein) and the underwriting agreement relating to the Notes have been filed as exhibits to this Current Report on Form 8-K and the description of the Indenture contained herein is qualified in its entirety by reference to the Indenture.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of June 16, 2020, among CIT Group Inc. and the representatives of the several underwriters named on Schedule A thereto.

4.1

Indenture, dated as of March 15, 2012, among CIT Group Inc., Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 16, 2012).

4.2

Ninth Supplemental Indenture, dated as of June 19, 2020, among CIT Group Inc., Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent (including the Form of 3.929% Senior Unsecured Fixed-to-Floating Rate Note due 2024).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “will,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. We further describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2019 and our latest quarterly report on Form 10-Q for the quarter ended March 31, 2020, both of which were filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT Group Inc. undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2020	CIT GROUP INC.
(Registrant)

	By:	/s/ John Fawcett
	Name:	John Fawcett
	Title:	Executive Vice President & Chief Financial Officer